Other current liabilities	6 Months Ended
Jun. 30, 2023
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Other current liabilities

Note 13. Other current liabilities

	As of December 31,	As of June 30,
	2022	2023
	$ in thousands
VAT Payables	3,058	-
Accruals for personnel related expenses	9,421	7,126
Other	700	967
Total	13,179	8,093

Accruals for personnel related expenses are related to annual bonuses, paid time-off (PTO) accruals and social expenses on stock options.

Other current liabilities decreased by $5.1 million between December 31, 2022 and June 30 2023 related to the payment of 2022 annual bonuses and the decrease of VAT payables due to the collected VAT on a Servier milestone invoice accrued in December 2022 and paid in 2023.